UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2018

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective October 3, 2018, the Board of Directors (“Board”) of Ameriprise Financial, Inc. (“the Company”) approved, effective immediately, a series of amendments to the Company’s by-laws (“By-Laws”). A summary of the changes to the By-laws is set forth below and is qualified in its entirety by reference to the full text of the amended and restated By-Laws, a complete copy of which is attached hereto as Exhibit 3.1 and is hereby incorporated by reference in response to this Item 5.03.

Amendments to the By-Laws including amending:

•                  Section 1.01 (Annual Meetings) to clarify the Board’s explicit authority to postpone, reschedule or cancel a previously scheduled annual meeting of stockholders;

•                  Section 1.02 (Special Meeting) to provide that the business to be conducted at a special meeting of stockholders is limited to purposes stated in the Company’s notice, and to provide the Board with explicit authority to postpone, reschedule or cancel a previously scheduled special meeting of stockholders;

•                  Section 1.03 (Notice of Meetings; Waiver) to address the instances required by law where notice of a meeting of stockholders must be given at a time other than within the 60 to 10-day time period set forth therein;

•                  Section 1.08 (Proxies) to clarify that, pursuant to Section 212 of the General Corporation Law of the State of Delaware, a proxy may state that it is irrevocable (so long as the proxy is coupled with an interest sufficient in law to support an irrevocable power);

•                  Section 1.10 (Notice of Stockholder Business and Nominations) to provide that nominations of persons for election to the Board at an annual meeting may also be made pursuant to and in accordance with the new proxy access provision at Section 1.16 of the By-Laws;

•                  Section 1.16 (Proxy Access) to implement proxy access;

•                  Section 2.05 (Annual and Regular Meetings) to be consistent with the language in the last sentence of Section 2.06 (which relates to notices of special Board meetings); and

•                  Section 8.05 (Forum Selection) to conform to Section 115 of the General Corporation Law of the State of Delaware.

The proxy access By-Law provisions allow an eligible stockholder or a group of no more than 20 eligible stockholders to elect to have one or more stockholder nominees for director included in the Company’s proxy materials.  The eligible stockholder or group of stockholders must have continuously had both full investment and voting authority and full economic interest in at least 3% of the Company’s outstanding common stock for a minimum period of three years.  The maximum number of stockholder nominees for director is the greater of two and 20% of the total number of directors (rounded down to the nearest whole number) as of the day specified in the By-Laws.  The ability of eligible stockholders to use proxy access is subject to various additional terms, conditions, and requirements set forth in the By-Laws.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Ameriprise Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: October 5, 2018	By	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief Governance Officer
and Corporate Secretary